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SUPERMICRO®

1U Twin™
SuperBlade®
2.5" HDD SAS Storage
Mission-critical Medical Application
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1 Supermicro © 2008 Earnings Conference Presentation January 28, 2009 Exhibit 99.2

Supermicro © 2009
Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate, among other things, to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives.
Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: the current economic uncertainties, our dependence on continued growth in the markets for X86, blade servers and embedded applications, increased competition, difficulties of predicting timing, introduction and customer acceptance of new products, poor product sales, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events.
For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the
Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Supplemental information, condensed balance sheets and statements of operations follow. All monetary amounts are stated in U.S. dollars.

Supermicro © 2009
Non-GAAP Financial Measures
Non-GAAP gross margin in this presentation excludes stock-based compensation expense. Non-GAAP net income and net income per share in this presentation exclude stock-based compensation expense and the related tax effect of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments.
Management also believes that non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP.
Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's
GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended December 31, 2008.
In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at
www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company's
SEC filings.

Supermicro © 2009
Q2’FY2009 Non-GAAP Financial Highlights
(in millions, except per share data)
Q2'09 YoY Sequential
Revenue 128.6 $          (8.4) $            (15.5) $
Profit after Tax 6.7 $              (1.8) $            (1.6) $
EPS 0.17 $            (0.05) $          (0.04) $
Change

Supermicro © 2009
Strong Fundamentals and Product Strategy
Our fundamentals are strong and our product strategy is
succeeding and we are gaining market share
Focused on developing application optimized server solutions
Delivering highest performance, best power efficiency, and
lowest total cost of ownership
Our margins are intact, our cost structure is controlled and we are profitable

6 Supermicro © 2009 Stock Buy Back In November, Board of Directors authorized repurchase of common stock Company may repurchase up to 2 million shares Program expires in June 2009

Supermicro © 2009
Achievements
Supermicro is No. 1 x86 Server vendor to the channel for 2008
Government Computer News rates SuperServer 6015W “truly
the best of the best for this year”
Launched the world’s most affordable personal supercomputer
featuring OfficeBlade
Introduced Supermicro’s first cost effective SOHO product line
1U Twin server solution chosen for Hyperion Project at Lawrence
Livermore National Laboratory

Supermicro © 2009
Upcoming Products and Launches
New generation Nehalem Xeon platforms, QPI technology
50+ Motherboard SKUs
30+ Optimized Chassis
30+ system solutions
Twin --New architecture for performance per watt and dollar
Continue the momentum of 1U Twin
New generation of 2U Twin² for HPC and Datacenters
SOHO (Small Office and Home) and Embedded product line
Cost effective and Intel Atom, high efficiency CPU based server, storage, and desktop products
High volume segments and retail
Boxboro-based Itanium /Nehalem EP solutions from Intel
Enterprise class high-end MP server
Complete RAS feature (hot-pluggable CPU, memory, and I/O system)
Storage Bridge Bay (SBB) products
Advanced storage sub-system
Universal storage spec
High speed connectivity products (QDR InfiniBand and 10GbE)
2

Supermicro © 2009
Revenue Comparables
$137 $137
$149
$144
$129
$0
$40
$80
$120
$160
$'s millions
Q2'08 Q3'08 Q4'08 Q1'09 Q2'09
Supermicro Revenue Trend
-10.4% -3.4% 8.8% 0.0% 16.1% Seq.
-5.8% 22.0% 34.2% 29.2% 20.2% Y/Y

Supermicro © 2009
Revenue Analysis
$79
$58
$89
$48
$91
$58
$88
$56
$76
$53
$-
$40
$80
$120
$160
$'s millions
Q2'08 Q3'08 Q4'08 Q1'09 Q2'09
Supermicro Component/System Revenue
Total Components Systems

11 Supermicro © 2009 Non-GAAP Gross Margins 20.0% 18.2% 19.2% 19.4% 18.9% Q2'08 Q3'08 Q4'08 Q1'09 Q2'09

12 Supermicro © 2009 Non-GAAP Gross Profit $27.4 $25.0 $28.6 $28.0 $24.2 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Gross Profit $'s millions 18.9% 19.4% 19.2% 18.2% 20.0%

Supermicro © 2009
Summary P&L non-GAAP
(in millions, except per share data)
36.1% 36.0% 20.8% Effective Quarterly Tax Rate
39.6 38.9 39.2 Diluted Share  Count
$       0.21 $       0.22 $             (0.04) $          (0.05) $             0.17 EPS
$         8.3 $         8.6 $               (1.6) $            (1.8) $               6.7 Net Income
$       13.0 $       13.2 $               (4.4) $            (4.6) $               8.6 Operating Income
10.4% 10.4% 1.9% 1.8% 12.2% Operating Expense Ratio
$       14.9 $       14.2 $                  0.7 $              1.4 $             15.6 Operating Expense
Q1'09 Q2'08 Sequential YoY Q2'09
Change

Supermicro © 2009
Q2’09 Summary Statement of Cash Flows
($’s millions)
6 Months Ended 6 Months Ended
Dec. 31, 2008 Dec. 31, 2007
Net Income 12.5 $                  13.5 $
Depreciation and amortization 1.7 $                     1.1 $
Stock comp expense (FAS 123R) 2.5 $                     1.8 $
Other reserves 3.3 $                     5.3 $
Net change in AR, Inventory, AP (11.5) $                 (14.3) $
Other prepaids and liabilities 1.4 $                     3.4 $
Cash flow from operations 10.0 $                  11.0 $
Capital expenditures (2.5) $                   (12.6) $
Free cash flow 7.5 $                     (1.6) $
Net cash  - investing activities 0.8 $                     (3.9) $
Net cash - financing activities 0.5 $                     0.0 $
Net change in cash  8.8 $                     (5.5) $

Supermicro © 2009
Q2’09 Summary of Balance Sheet Metrics
($’s millions)
Q2'09 Q1'09 Change
Cash Equivalents & Investments 74.9 $   79.9 $   (5.0) $
Accounts Receivable 39.6 $   46.2 $   (6.6) $
Inventory 89.1 $   100.9 $ (11.7) $
Accounts Payable 65.6 $   86.9 $   (21.3) $
DSO 31 31 0
DIO 84 74 -10
DPO 67 66 1
Cash Cycle Days 48 39 -9

16 Supermicro © 2009 Second Quarter Fiscal 2009 Ended December 31, 2008

Supermicro © 2009
Non-GAAP Financial Summary
(in millions, except per share data)
Q2'09 Q1'09 Q2'08
Net Sales 128.6 $   144.1 $   136.9 $
Non-GAAP Gross Margin 18.9% 19.4% 20.0%
Non-GAAP Operating Expenses 15.6 $     14.9 $     14.2 $
Non-GAAP Operating Income 8.6 $       13.0 $     13.2 $
Non-GAAP Net Income 6.7 $       8.3 $       8.6 $
Non-GAAP Net Income per share 0.17 $     0.21 $     0.22 $
Fully diluted shares for calculation 39.2 39.6 38.9

Supermicro © 2009
Prior Period Net Income Comparisons
(in millions, except per share data)
Q2'09 Q1'09 Q2'08
Net Income (GAAP) 5.3 $       7.2 $       7.7 $
FAS123R Expense (tax affected) 1.3 $       1.1 $       0.9 $
Net Income (Non-GAAP) 6.7 $       8.3 $       8.6 $
Diluted Net Income per share (GAAP) 0.14 $     0.18 $     0.20
FAS123R 0.03 $     0.03 $     0.02 $
Diluted Net Income per share (Non-GAAP) 0.17 $     0.21 $     0.22 $
Shares used in diluted EPS calculation 39.2 39.6 38.9
$

Supermicro © 2009
Q2 FY09 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q2'09
Q2'09 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 128.6 $          - $              128.6 $
Cost of Sales 104.5 $          0.1 $               104.3 $
Gross Profit 24.1 $            0.1 $               24.2 $
Operating Expense 16.8 $            1.2 $               15.6 $
Operating Income 7.3 $               1.3 $               8.6 $
Interest, net (0.1) $             - $              (0.1) $
Income Before Tax 7.2 $               1.3 $               8.5 $
Income Tax 1.8 $               (0.0) $             1.8 $
Net Income 5.3 $               1.3 $               6.7 $
Diluted Net Income per share 0.14 $            0.03 $            0.17 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.2 39.2 39.2

Supermicro © 2009
Q1 FY09 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q1'09
Q1'09 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 144.1 $          - $              144.1 $
Cost of Sales 116.2 $          0.1 $               116.1 $
Gross Profit 27.8 $            0.1 $               28.0 $
Operating Expense 16.0 $            1.1 $               14.9 $
Operating Income 11.8 $            1.2 $               13.0 $
Income Before Tax 11.8 $            1.2 $               13.0 $
Income Tax 4.6 $               0.1 $               4.7 $
Net Income 7.2 $               1.1 $               8.3 $
Diluted Net Income per share 0.18 $            0.03 $            0.21 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.3 39.6 39.6

Supermicro © 2009
Q4 FY08 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q4'08
Q4'08 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 148.9 $          - $              148.9 $
Cost of Sales 120.4 $          0.2 $               120.3 $
Gross Profit 28.4 $            0.2 $               28.6 $
Operating Expense 17.8 $            1.2 $               16.7 $
Operating Income 10.6 $            1.3 $               11.9 $
Income Before Tax 10.5 $            1.3 $               11.9 $
Income Tax 3.7 $               0.1 $               3.8 $
Net Income 6.8 $               1.3 $               8.1 $
Diluted Net Income per share 0.18 $            0.03 $            0.21 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.0 39.1 39.1

Supermicro © 2009
Q3 FY08 GAAP to Non-GAAP Reconciliation
(in millions, except per share)
Q3'08
Q3'08 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 136.8 $          - $             136.8 $
Cost of Sales 111.9 $          0.1 $              111.8 $
Gross Profit 24.8 $            0.1 $              25.0 $
Operating Expense 16.6 $            0.9 $              15.6 $
Operating Income 8.3 $              1.0 $              9.3 $
Interest, net 0.1 $              - $             0.1 $
Income Before Tax 8.4 $              1.0 $              9.4 $
Income Tax 3.3 $              - $             3.4 $
Net Income 5.0 $              1.0 $              6.0 $
Diluted Net Income per share 0.13 $            0.02 $            0.15 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.0 39.1 39.1

Supermicro © 2009
Q2 FY08 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q2'08
Q2'08 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 136.9 $          - $             136.9 $
Cost of Sales 109.7 $          0.1 $              109.6 $
Gross Profit 27.3 $            0.1 $              27.4 $
Operating Expense 15.0 $            0.8 $              14.2 $
Operating Income 12.2 $            0.9 $              13.2 $
Interest, net 0.2 $              - $             0.2 $
Income Before Tax 12.4 $            0.9 $              13.4 $
Income Tax 4.7 $              - $             4.8 $
Net Income 7.7 $              0.9 $              8.6 $
Diluted Net Income per share 0.20 $            0.02 $            0.22 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 38.7 38.9 38.9